                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                  FORM 8-K/A
                                AMENDMENT NO. 1

                                  TO FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported):  December 10, 1997





                         SEACHANGE INTERNATIONAL, INC.
            (Exact name of Registrant as specified in its charter)

      Delaware                         0-21393                   04-3197974
(State or other jurisdiction of     (Commission                (IRS Employer
incorporation or organization)      file number)             Identification No.)



                     124 Acton Street, Maynard, MA  01754
         (Address of principal executive offices, including zip code)

      Registrant's telephone number, including area code:  (978) 897-0100

                                       1
                            Exhibit Index at Page 6

The undersigned registrant hereby amends and restates Item 7 of its current report on Form 8-K dated December 10, 1997, so that as so amended and restated said Item 7 shall read in its entirety as set forth on the following pages.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          -------------------------------------------------------------------

     (a)  Financial Statements of Business Acquired.
          ------------------------------------------

          The following audited financial statements of IPC Interactive Pte. Ltd. ("IPC"), together with the report thereon of Price Waterhouse LLP and the report thereon of Ernst & Young LLP are included herein as
          Exhibit 99.2 to this report and are incorporated herein by this reference:

          Consolidated Balance Sheet as of December 31, 1996 and November 30, 1997.

          Consolidated Statement of Operations for the Period from February 1, 1996 (inception) through December 31, 1996, the Period from February 1, 1996 (inception) through November 30, 1996 (unaudited) and for the eleven months ended November 30, 1997.

          Consolidated Statement of Stockholders' Equity (Deficit) for the Period from February 1, 1996 (inception) through November 30, 1997.

          Consolidated Statement of Cash Flows for the Period from February 1, 1996 (inception) through December 31, 1996, the Period from February 1, 1996 (inception) through November 30, 1996 (unaudited) and for the eleven months ended November 30, 1997.

          Notes to Conslidated Financial Statements

     (b)  Pro Forma Financial Information.
          --------------------------------

          The following unaudited pro forma condensed consolidated financial statements of the Registrant and IPC are included as Exhibit
          99.3 to this report and incorporated herein by this reference:

          Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year ended December 31, 1996.

          Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 1997.

          Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1997.

          Notes to Unaudited Pro Forma Condensed Consolidated Financial Information.

     (c)  Exhibits.
          ---------

     Exhibit No.          Description
     -----------          -----------
     *2.1                 Stock Purchase Agreement, dated December 10, 1997, by
                          and among SeaChange International, Inc., IPC
                          Interactive Pte. Ltd. and the shareholders of IPC
                          Interactive Pte. Ltd. listed on the signature pages
                          thereto.

     *2.2                 Registration Rights Agreement, dated December 10,
                          1997, by and among SeaChange International, Inc., IPC
                          Interactive Pte. Ltd. and the shareholders of IPC
                          Interactive Pte. Ltd. listed on the signature pages thereto.

     *2.3 Escrow Agreement, dated December 10, 1997, by and among SeaChange International, Inc., IPC Interactive
                          Pte. Ltd., the shareholders of IPC Interactive Pte.
                          Ltd. listed on the signature pages thereto and State
                          Street Bank and Trust Company.

     23.1                 Consent of Price Waterhouse LLP

     23.2                 Consent of Ernst & Young LLP

    *99.1                 Press Release of the Company, dated December 10, 1997.

     99.2 The following audited financial statements of IPC, together with the report thereon by Price Waterhouse
                          LLP and the report thereon by Ernst & Young LLP:

                          Consolidated Balance Sheet as of December 31, 1996 and
                          November 30, 1997.

                          Consolidated Statement of Operations for the Period from February 1, 1996 (inception) through December 31,
                          1996, the Period from February 1, 1996 (inception) through November 30, 1996 (unaudited) and for the eleven months ended November 30, 1997.

                          Consolidated Statement of Stockholders' Equity
                          (Deficit) for the Period from February 1, 1996
                          (inception) through November 30, 1997.

                          Consolidated Statement of Cash Flows for the Period from February 1, 1996 (inception) through December 31,
                          1996, the Period from February 1, 1996 (inception) through November 30, 1996 (unaudited) and for the eleven months ended November 30, 1997.

                          Notes to Consolidated Financial Statements

     99.3                 The following unaudited pro forma condensed
                          Consolidated Financial Statements:

                          Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year ended December 31, 1996.

                          Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 1997.

                          Unaudited Pro Forma Condensed Consolidated Balance
                          Sheet as of September 30, 1997.

                          Notes to Unaudited Pro Forma Condensed Consolidated
                          Financial Information.

                          -----------------
                          *Previously filed with the Company's Current Report on
                           Form 8-K dated December 10, 1997 filed on December
                           22, 1997.


                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, SeaChange International, Inc. has duly caused this amendment report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: February 23, 1998



SEACHANGE INTERNATIONAL, INC.
by:


 /s/ Joseph S. Tibbetts, Jr.
-----------------------------
Joseph S. Tibbetts, Jr.
Vice President, Finance and Administration,
Chief Financial Officer and Treasurer
(Principal Financial and Accounting Officer)

                                 EXHIBIT INDEX


     Exhibit No.          Description
     -----------          -----------
     *2.1                 Stock Purchase Agreement, dated December 10, 1997, by
                          and among SeaChange International, Inc., IPC
                          Interactive Pte. Ltd. and the shareholders of IPC
                          Interactive Pte. Ltd. listed on the signature pages
                          thereto.

     *2.2                 Registration Rights Agreement, dated December 10,
                          1997, by and among SeaChange International, Inc., IPC
                          Interactive Pte. Ltd. and the shareholders of IPC
                          Interactive Pte. Ltd. listed on the signature pages thereto.

     *2.3 Escrow Agreement, dated December 10, 1997, by and among SeaChange International, Inc., IPC Interactive
                          Pte. Ltd., the shareholders of IPC Interactive Pte.
                          Ltd. listed on the signature pages thereto and State
                          Street Bank and Trust Company.

     23.1                 Consent of Price Waterhouse LLP

     23.2                 Consent of Ernst & Young LLP

    *99.1                 Press Release of the Company, dated December 10, 1997.

     99.2 The following audited financial statements of IPC, together with the report thereon by Price Waterhouse
                          LLP and the report thereon by Ernst & Young LLP:

                          Consolidated Balance Sheet as of December 31, 1996 and
                          November 30, 1997.

                          Consolidated Statement of Operations for the Period from February 1, 1996 (inception) through December 31,
                          1996, the Period from February 1, 1996 (inception) through November 30, 1996 (unaudited) and for the eleven months ended November 30, 1997.

                          Consolidated Statement of Stockholders' Equity
                          (Deficit) for the Period from February 1, 1996
                          (inception) through November 30, 1997.

                          Consolidated Statement of Cash Flows for the Period from February 1, 1996 (inception) through December 31,
                          1996, the Period from February 1, 1996 (inception) through November 30, 1996 (unaudited) and for the eleven months ended November 30, 1997.

                          Notes to Consolidated Financial Statements

     99.3                 The following unaudited pro forma condensed
                          Consolidated Financial Statements:

                          Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year ended December 31, 1996.

                          Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 1997.

                          Unaudited Pro Forma Condensed Consolidated Balance
                          Sheet as of September 30, 1997.

                          Notes to Unaudited Pro Forma Condensed Consolidated
                          Financial Information.

                          -----------------
                          *Previously filed with the Company's Current Report on
                           Form 8-K dated December 10, 1997 filed on December
                           22, 1997.



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